EDUCATION REALTY TRUST, INC.
THIRD QUARTER 2008
SUPPLEMENTAL ANALYST PACKAGE
TABLE OF CONTENT

Financial Highlights	1

Condensed Consolidated Balance Sheets	2

Condensed Consolidated Statements of Operations — Three Months Ended September 30,	3

Condensed Consolidated Statements of Operations — Nine Months Ended September 30,	4

Consolidated Statements of Funds from Operations	5

Community Operating Results — Three Months Ended September 30,	6

Community Operating Results — Nine Months Ended September 30,	7

Leasing Activity	8

Consolidated Community Statistics — Owned and Operated — Three Months Ended September 30,	9

Consolidated Community Statistics — Owned and Operated — Nine Months Ended September 30,	10

Same Apartment Community Statistics — Three Months Ended September 30,	11

Same Apartment Community Statistics — Nine Months Ended September 30,	12

University Towers Residence Hall Statistics — Three Months Ended September 30,	13

University Towers Residence Hall Statistics — Nine Months Ended September 30,	14

Place Portfolio Community Statistics — Three Months Ended September 30,	15

Place Portfolio Community Statistics — Eight Months Ended September 30,	16

Third-Party Development Project Summary	17

Capital Structure	18

Community Listing — Owned and Operated	19

Definitions	20

EDUCATION REALTY TRUST, INC.
FINANCIAL HIGHLIGHTS
(Amounts in thousands, except share and per share data)

	Three months ended September 30,				Nine months ended September 30,
	2008	2007	$ Chg	% Chg	2008	2007	$ Chg	% Chg
	(unaudited)	(unaudited)			(unaudited)	(unaudited)

Total revenues	$32,417	$28,332	$4,085	14.4%	$103,671	$87,358	$16,313	18.7%
Operating income (loss)	(164)	502	(666)	NM	16,924	12,595	4,329	34.4%
Loss from continuing operations	(7,259)	(5,786)	(1,473)	-25.5%	(3,052)	(8,495)	5,443	64.1%
Net loss	(7,259)	(5,802)	(1,457)	-25.1%	(3,052)	(6,099)	3,047	50.0%

Net loss per share — basic & diluted	$(0.26)	$(0.20)			$(0.11)	$(0.22)

Weighted-average common shares outstanding — basic & diluted	28,462,349	28,418,349			28,450,470	27,869,054

Funds from operations (FFO)	$(513)	$1,834	(2,347)	NM	$19,170	$16,700	2,470	14.8%
FFO per weighted average share/unit (3)	$(0.02)	$0.06		NM	$0.64	$0.57		12.3%

Weighted average shares/units (3)	29,864,093	29,875,927			29,865,786	29,323,766

Capitalization Data as of: September 30, 2008

Total debt (1)	$446,307
Market equity (2)	328,366

Total enterprise value	$774,673

Debt to total enterprise value	57.6%

Notes:

(1)	Excludes debt premium of $1.3 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common share of $11.08 at September 30, 2008. Excludes 282,500 Profits Interest Units outstanding.

(3)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	September 30, 2008	December 31, 2007
	(Unaudited)
Assets
Student housing properties, net (1)	$736,729	$732,979
Assets under development	2,883	5,675
Corporate office furniture and equipment, net	1,498	1,693
Cash and cash equivalents	2,756	4,034
Restricted cash	10,326	8,188
Student contracts receivable, net	515	329
Receivable from affiliates	41	18
Receivable from third party management contracts	451	606
Goodwill and other intangibles, net	3,508	3,531
Other assets	10,523	10,407

Total assets	$769,230	$767,460

Liabilities and stockholders’ equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$429,013	$420,940
Revolving line of credit	18,600	11,500
Accounts payable and accrued expenses	15,415	11,092
Accounts payable affiliate	1	60
Deferred revenue	13,398	7,928

Total liabilities	476,427	451,520

Minority interest	14,998	18,121

Commitments and contingencies	—	—

Stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 28,466,849 and 28,431,855 shares issued and outstanding September 30, 2008 and December 31, 2007, respectively	285	284
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	—	—
Additional paid-in capital	314,006	330,969
Accumulated deficit	(36,486)	(33,434)

Total stockholders’ equity	277,805	297,819

Total liabilities and stockholders’ equity	$769,230	$767,460

(1)	Amount is net of accumulated depreciation of $106,891 and $86,209 as of September 30, 2008 and December 31, 2007, respectively.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — THREE MONTHS ENDED SEPTEMBER 30,
(Amounts in thousands, except share and per share data, unaudited)

	2008	2007	$ Change	% Change
Revenues:
Student housing leasing revenue	$24,671	$19,378	$5,293	27.3%
Student housing food service revenue	608	642	(34)	-5.3%
Other leasing revenue	—	3,509	(3,509)	-100.0%
Third-party development services	3,216	1,287	1,929	149.9%
Third-party management services	870	844	26	3.1%
Operating expense reimbursements	3,052	2,672	380	14.2%

Total revenues	32,417	28,332	4,085	14.4%

Operating expenses:
Student housing leasing operations	17,833	12,803	5,030	39.3%
Student housing food service operations	600	611	(11)	-1.8%
General and administrative	4,017	3,739	278	7.4%
Depreciation and amortization	7,079	8,005	(926)	-11.6%
Reimbursable operating expenses	3,052	2,672	380	14.2%

Total operating expenses	32,581	27,830	4,751	17.1%

Operating income (loss)	(164)	502	(666)	NM

Nonoperating expenses:
Interest expense	6,343	6,290	53	0.8%
Amortization of deferred financing costs	253	244	9	3.7%
Interest income	(77)	(102)	(25)	-24.5%

Total nonoperating expenses	6,519	6,432	87	1.4%

Loss before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	(6,683)	(5,930)	(753)	-12.7%

Equity in earnings of unconsolidated entities	(196)	(247)	51	20.6%

Loss before income taxes, minority interest and discontinued operations	(6,879)	(6,177)	(702)	-11.4%
Income tax expense (benefit)	709	(54)	763	NM

Net loss before minority interest and discontinued operations	(7,588)	(6,123)	(1,465)	-23.9%

Minority interest	(329)	(337)	8	2.4%

Loss from continuing operations	(7,259)	(5,786)	(1,473)	-25.5%
Loss from discontinued operations, net of minority interest	—	(16)	16	NM

Net loss	$(7,259)	$(5,802)	$(1,457)	-25.1%

Earnings per share information:
Loss per share — basic & diluted
Continuing operations	$(0.26)	$(0.20)	$(0.06)
Discontinued operations	—	—	—

Net loss per share	$(0.26)	$(0.20)	$(0.06)

Weighted-average common shares outstanding — basic & diluted	28,462,349	28,418,349

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — NINE MONTHS ENDED SEPTEMBER 30,
(Amounts in thousands, except share and per share data, unaudited)

	2008	2007	$ Change	% Change
Revenues:
Student housing leasing revenue	$77,829	$62,381	$15,448	24.8%
Student housing food service revenue	1,804	1,744	60	3.4%
Other leasing revenue	6,945	10,377	(3,432)	-33.1%
Third-party development services	6,224	3,354	2,870	85.6%
Third-party management services	2,677	2,447	230	9.4%
Operating expense reimbursements	8,192	7,055	1,137	16.1%

Total revenues	103,671	87,358	16,313	18.7%

Operating expenses:
Student housing leasing operations	43,064	31,227	11,837	37.9%
Student housing food service operations	1,728	1,683	45	2.7%
General and administrative	11,867	10,789	1,078	10.0%
Depreciation and amortization	21,896	24,009	(2,113)	-8.8%
Reimbursable operating expenses	8,192	7,055	1,137	16.1%

Total operating expenses	86,747	74,763	11,984	16.0%

Operating income	16,924	12,595	4,329	34.4%

Nonoperating expenses:
Interest expense	18,556	20,676	(2,120)	-10.3%
Amortization of deferred financing costs	740	792	(52)	-6.6%
Loss on early repayment of debt	—	174	(174)	NM
Interest income	(267)	(353)	(86)	-24.4%

Total nonoperating expenses	19,029	21,289	(2,260)	-10.6%

Loss before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	(2,105)	(8,694)	6,589	75.8%

Equity in earnings of unconsolidated entities	(223)	(245)	22	9.0%

Loss before income taxes, minority interest and discontinued operations	(2,328)	(8,939)	6,611	74.0%
Income tax expense (benefit)	882	(103)	985	NM

Net loss before minority interest and discontinued operations	(3,210)	(8,836)	5,626	63.7%

Minority interest	(158)	(341)	183	53.7%

Loss from continuing operations	(3,052)	(8,495)	5,443	64.1%

Discontinued operations:
Income from discontinued operations, net of minority interest	—	817	(817)	NM
Gain on sale of student housing property, net of minority interest	—	1,579	(1,579)	NM

Income from discontinued operations	—	2,396	(2,396)	NM

Net loss	$(3,052)	$(6,099)	$3,047	50.0%

Earnings per share information:
Income (loss) per share — basic & diluted
Continuing operations	$(0.11)	$(0.30)	$0.19
Discontinued operations	—	0.08	(0.08)

Net loss per share	$(0.11)	$(0.22)	$0.11

Weighted-average common shares outstanding — basic & diluted	28,450,470	27,869,054

NOTE:
The operating results for The Village on Tharpe, which was designated as held for sale in the second quarter of 2007, are included in discontinued operations in the prior year.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007

Net loss	$(7,259)	$(5,802)	$(3,052)	$(6,099)
Gain on sale of student housing property, net of minority interest	—	—	—	(1,579)
Loss on sale of student housing assets (2)	—	—	512	—
Real estate related depreciation and amortization	6,952	7,824	21,497	23,633
Equity portion of real estate depreciation and amortization on equity investees	123	149	371	340
Depreciation and amortization of discontinued operations	—	—	—	711
Minority interest	(329)	(337)	(158)	(306)

Funds from operations (“FFO”)	$(513)	$1,834	$19,170	$16,700

FFO per weighted average share/unit (1)	$(0.02)	$0.06	$0.64	$0.57

Weighted average shares/units (1)	29,864,093	29,875,927	29,865,786	29,323,766

Notes:

(1)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

(2)	Represents the loss on sale of land and parking garage at University Towers.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — THREE MONTHS ENDED SEPTEMBER 30,
(Amounts in thousands, unaudited)

	2008	2007	$ Change	% Change

Revenues
Same apartment community	$18,367	$18,589	$(222)	-1.2%
University Towers — residence hall	1,035	789	246	31.2%
New community	412	—	412	N/A
Place Portfolio	4,857	—	4,857	N/A

Total community revenue	24,671	19,378	5,293	27.3%

Operating expenses (1)
Same apartment community	12,898	12,303	595	4.8%
University Towers — residence hall	520	500	20	4.0%
New community	207	—	207	N/A
Place Portfolio	4,208	—	4,208	N/A

Total community operating expenses	17,833	12,803	5,030	39.3%

Net operating income
Same apartment community	5,469	6,286	(817)	-13.0%
University Towers — residence hall	515	289	226	78.2%
New community	205	—	205	N/A
Place Portfolio	649	—	649	N/A

Total community net operating income	$6,838	$6,575	$263	4.0%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — NINE MONTHS ENDED SEPTEMBER 30,
(Amounts in thousands, unaudited)

	2008	2007	$ Change	% Change

Revenues
Same apartment community	$59,899	$58,979	$920	1.6%
University Towers — residence hall	3,516	3,402	114	3.3%
New community	415	—	415	N/A
Place Portfolio (2)	13,999	—	13,999	N/A

Total community revenue	77,829	62,381	15,448	24.8%

Operating expenses (1)
Same apartment community	31,783	29,756	2,027	6.8%
University Towers — residence hall	1,957	1,471	486	33.0%
New community	329	—	329	N/A
Place Portfolio (2)	8,995	—	8,995	N/A

Total community operating expenses	43,064	31,227	11,837	37.9%

Net operating income
Same apartment community	28,116	29,223	(1,107)	-3.8%
University Towers — residence hall	1,559	1,931	(372)	-19.3%
New community	86	—	86	N/A
Place Portfolio (2)	5,004	—	5,004	N/A

Total community net operating income	$34,765	$31,154	$3,611	11.6%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.
(2)	Information for the Place Portfolio covers the period since termination of the lease on February 1, 2008.
NOTE:
Schedule does not include The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year.

EDUCATION REALTY TRUST, INC.
Opening Leasing Statistics — as of September 30

	2008			2007
	Design Beds	Leased Beds	%	Design Beds	Leased Beds	%

Same apartment portfolio — core	14,988	14,225	94.9%	14,988	14,343	95.7%
Properties in stressed markets *	2,628	2,216	84.3%	2,628	2,580	98.2%

Total same apartment portfolio	17,616	16,441	93.3%	17,616	16,923	96.1%

University Towers — residence hall	953	953	100.0%	953	950	99.7%

Total same community portfolio	18,569	17,394	93.7%	18,569	17,873	96.3%

Place Portfolio	5,894	4,825	81.9%	5,894	5,173	87.8%

Total owned properties	24,463	22,219	90.8%	24,463	23,046	94.2%

Joint venture portfolio	2,195	2,091	95.3%	2,195	2,004	91.3%
Same apartments — managed, not owned	12,477	11,754	94.2%	12,477	10,949	87.8%

Total same community, owned, joint venture & managed	39,135	36,064	92.2%	39,135	35,999	92.0%

New development — less than one year	528	525	99.4%
New managed — less than one year	1,052	883	83.9%

*	Three properties in markets with temporary imbalances of supply or demand: 636-beds in Oxford, MS; 1,116-beds in Gainesville, FL; 876-beds in Kalamazoo, MI.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED COMMUNITY STATISTICS — OWNED AND OPERATED — THREE MONTHS ENDED SEPTEMBER 30,

	2008	2007	Difference

Occupancy
Physical	89.0%	92.3%	-3.3%
Economic	76.8%	81.0%	-4.2%

NarPAB	$309	$323	$(14)
Other income per avail. Bed	$22	$25	$(3)
RevPAB	$331	$348	$(17)

Operating expense per bed	$240	$230	$10

Operating margin	27.7%	33.9%	-6.2%

Design Beds	74,445	55,713	18,732

EDUCATION REALTY TRUST, INC.
CONSOLIDATED COMMUNITY STATISTICS — OWNED AND OPERATED — NINE MONTHS ENDED SEPTEMBER 30,

	2008 (2)		2007	Difference

Occupancy
Physical	90.2%		92.6%	-2.4%
Economic	85.6%		88.6%	-3.0%

NarPAB	$340		$348	$(8)
Other income per avail. Bed	$21		$25	$(4)
RevPAB	$361		$373	$(12)

Operating expense per bed	$198	(1)	$187	$11

Operating margin	45.3	%(1)	49.9%	-4.6%

Design Beds	215,339		167,139	48,200

(1)	Operating expense statistics exclude approximately $2 per bed related to the loss on the sale of land and the parking garage at University Towers. The loss of $512,184 is included in our statements of operations.
(2)	2008 data includes the results of operating the Place Portfolio since the termination of the lease on February 1, 2008.
NOTE:
Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year in our statement of operations.

EDUCATION REALTY TRUST, INC.
SAME APARTMENT COMMUNITY STATISTICS — THREE MONTHS ENDED SEPTEMBER 30,

	2008	2007	Difference

Occupancy
Physical	92.2%	93.6%	-1.4%
Economic	81.7%	85.4%	-3.7%

NarPAB	$328	$332	$(4)
Other income per avail. Bed	$20	$20	$0
RevPAB	$348	$352	$(4)

Operating expense per bed	$244	$233	$11

Operating margin	29.8%	33.8%	-4.0%

Design Beds	52,848	52,854	(6)
NOTE:
University Towers residence hall statistics are shown separately.

EDUCATION REALTY TRUST, INC.
SAME APARTMENT COMMUNITY STATISTICS — NINE MONTHS ENDED SEPTEMBER 30,

	2008	2007	Difference

Occupancy
Physical	93.2%	94.0%	-0.8%
Economic	90.4%	91.9%	-1.5%

NarPAB	$358	$353	$5
Other income per avail. Bed	$20	$19	$1
RevPAB	$378	$372	$6

Operating expense per bed	$200	$188	$12

Operating margin	46.9%	49.5%	-2.6%

Design Beds	158,554	158,562	(8)
NOTE:
Operating statistics exclude The Village on Tharpe which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year. University Towers residence hall statistics are shown separately.

EDUCATION REALTY TRUST, INC.
UNIVERSITY TOWERS RESIDENCE HALL STATISTICS — THREE MONTHS ENDED SEPTEMBER 30,

	2008	2007	Difference

Occupancy
Physical	67.8%	67.2%	0.6%
Economic	35.9%	25.5%	10.4%

NarPAB	$225	$147	$78
Other income per avail. Bed	$137	$129	$8
RevPAB	$362	$276	$86

Operating expense per bed	$182	$175	$7

Operating margin	49.8%	36.7%	13.1%

Design Beds	2,859	2,859	—

EDUCATION REALTY TRUST, INC.
UNIVERSITY TOWERS RESIDENCE HALL STATISTICS — NINE MONTHS ENDED SEPTEMBER 30,

	2008		2007	Difference

Occupancy
Physical	67.4%		66.4%	1.0%
Economic	51.3%		47.6%	3.7%

NarPAB	$311		$268	$43
Other income per avail. Bed	$99		$128	$(29)
RevPAB	$410		$396	$14

Operating expense per bed	$169	(1)	$172	$(3)

Operating margin	58.9	%(1)	56.8%	2.1%

Design Beds	8,577		8,577	—

(1)	Operating expense statistics exclude approximately $60 per bed related to the loss on the sale of land and the parking garage at University Towers. The loss of $512,184 is included in our statements of operations.

EDUCATION REALTY TRUST, INC.
PLACE PORTFOLIO STATISTICS — THREE MONTHS ENDED SEPTEMBER 30,

2008

Occupancy
Physical	82.1%
Economic	72.0%

NarPAB	$263
Other income per avail. Bed	$12
RevPAB	$275

Operating expense per bed	$238

Operating margin	13.5%

Design Beds	17,682

EDUCATION REALTY TRUST, INC.
PLACE PORTFOLIO STATISTICS — EIGHT MONTHS ENDED SEPTEMBER 30,

2008

Occupancy
Physical	84.1%
Economic	78.9%

NarPAB	$287
Other income per avail. Bed	$10
RevPAB	$297

Operating expense per bed	$191

Operating margin	36.0%

Design Beds	47,152

NOTE:

Operating statistics are for the period February 1, the lease termination date, to the end of the period, September 30, 2008.

EDUCATION REALTY TRUST, INC.
THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in ‘000s)

	Three months ended			Nine months ended
	September 30,	September 30,		September 30,	September 30,
	2008	2007	Change	2008	2007	Change
Third-party development services revenue	$3,216	$1,287	$1,929	$6,224	$3,354	$2,870
Equity in earnings of development joint ventures	(1)	14	(15)	(2)	221	(223)

	$3,215	$1,301	$1,914	$6,222	$3,575	$2,647

CURRENT AND RECENTLY COMPLETED PROJECTS

								Fees Earned
								Nine Months		Fees Paid
			Project					Ended		Through
		Completion	Development	Total Project		EDR Project	Fees Earned Prior	September 30,	Remaining Fees	September
Project	Bed Count	Date	Cost	Fees	EDR % of fees	Fees	to 2008	2008 (1)	to Earn	30, 2008
University of Michigan, Ann Arbor	896	Aug ‘08, Jan ‘09 (2)		1,200	100%	1,200	852	245	103	1,041
Slippery Rock University Phase II	746	August 2008	47,300	1,631	100%	2,085	1,067	1,014	4	1,381
Indiana University of Pennsylvania Phase II	1,102	August 2008	68,817	2,479	100%	3,719	1,378	2,341	—	2,167
Fontainebleu	435	June 2009	7,227	275	100%	275	10	112	153	124
West Chester University of Pennsylvania Phase I	1,197	August 2009	94,498	3,407	100%	3,407	—	1,182	2,225	1,646
Indiana University of Pennsylvania Phase III	1,084	August 2009	61,904	2,190	100%	2,190	—	599	1,591	1,102
Colorado State University — Pueblo Phase I	253	August 2009	15,631	696	100%	696	—	71	625	338

	5,713		295,377			$13,572	$3,307	$5,564	$4,701	$7,799

RECENTLY AWARDED PROJECTS (3)

			Estimated	Project
	Estimated Bed	Estimated Start	Completion	Development	Total Project
Project	Count	Date	Date	Cost	Fees	EDR % of Fees	Total EDR Fees
Indiana University of Pennsylvania Phase IV	596	May 2009	August 2010	33,526	1,183	100%	1,183
SUNY College of Env. Science & Forestry	340	June 2010	August 2011	22,864	1,121	100%	1,121
Colorado State University — Pueblo (Bldgs 2 and 3)	508	July 2009	August 2010	34,468	1,455	100%	1,455
East Stroudsburg University — Pennsylvania	882	July 2009	August 2010	38,838	1,639	100%	1,639

	2,326			$129,696	$5,398		$5,398

(1)	Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.

(2)	The project includes three buildings, one was completed in August 2008 and two additional buildings are expected to be completed in January 2009. Specific information on project development costs are omitted as this project is for a private ownership group.

(3)	The initiation and completion of an awarded development projects is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining adequate financing.

EDUCATION REALTY TRUST, INC.
CAPITAL STRUCTURE
As of September 30, 2008
(dollars in thousand)

Total Debt to Enterprise Value
Total Debt (1)	$446,307	57.6%
Total Market Equity (2)	328,366	42.4%

Total Enterprise Value	$774,673	100%

Total Debt Outstanding

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate Mortgage Loans (1)	$418,668	5.86%	93.8%	2.03	years
Variable Rate	27,639	4.71%	6.2%	1.28	years

Total / Weighted Average	$446,307	5.79%	100.0%	1.98	years

Mortgage and Construction Debt Maturity

Fiscal Yr Ending
Ending
2008	$883	0.2%
2009	285,049	66.6%
2010	948	0.2%
2011	1,074	0.3%
2012	73,978	17.3%
Thereafter	65,775	15.4%

Total	$427,707	100.0%

Unamortized debt premium	1,306

Total, net of debt premium	$429,013

12 Months Ended
September 30, 2008 (4)
Interest expense (3)	$26,646
Interest coverage	2.10
Fixed charge coverage	1.75

(1)	Excludes unamortized debt premium of $1.3 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common share of $11.08 at September 30, 2008. Excludes 282,500 Profits Interest Units outstanding.

(3)	Excludes amortization of debt premium/discount, includes the Company’s portion of interest on equity investees, and is gross of capitalized interest related to development projects.

(4)	Amounts are calculated in compliance with the terms of our existing credit facility, on a trailing 12 month basis.

EDUCATION REALTY TRUST, INC.
COMMUNITY LISTING — OWNED AND OPERATED

Name	Primary University Served	Acquisition Date	# of Beds
NorthPointe	University of Arizona	Jan ’05	912
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve at Clemson	Clemson University	Jan ’05	590
Players Club	Florida State University	Jan ’05	336
The Gables	Western Kentucky University	Jan ’05	288
College Station	Augusta State University	Jan ’05	203
University Towers	North Carolina State University	Jan ’05	953
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
Commons at Knoxville	University of Tennessee	Jan ’05	708
The Commons	Florida State University	Jan ’05	732
The Reserve on Perkins	Oklahoma State University	Jan ’05	732
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020
The Pointe at Western	Western Michigan University	Jan ’05	876
College Station at W. Lafayette	Purdue University	Jan ’05	960
Commons on Kinnear	The Ohio State University	Jan ’05	502
The Pointe	Pennsylvania State University	Jan ’05	984
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Reserve on Frankford	Texas Tech University	Jan ’05	737
The Lofts	University of Central Florida	Jan ’05	730
The Reserve on West 31st	University of Kansas	Jan ’05	720
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,116
The Reserve on South College	Auburn University	Jul ’05	576
Players Club	Georgia Southern University	Jun ’06	624
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08	528

		Sub-Total	19,097

Berkeley Place	Clemson University	Jan ’06	480
Clemson Place	Clemson University	Jan ’06	288
Cape Place	Southeast MO State University	Jan ’06	360
Reserve on Martin	University of TN at Martin	Jan ’06	384
Murray Place	Murray State	Jan ’06	408
Western Place	Western Kentucky University	Jan ’06	504
Carrolton Place	University of West GA	Jan ’06	336
Clayton Place	Clayton State University	Jan ’06	854
Jacksonville Place	Jacksonville State University	Jan ’06	504
Macon Place	Macon State College	Jan ’06	336
River Place	University of West GA	Jan ’06	504
Troy Place	Troy University	Jan ’06	408
Statesboro Place	Georgia Southern University	Jan ’06	528

Sub-Total Place Portfolio			5,894

Total owned and operated beds			24,991

EDUCATION REALTY TRUST, INC.
DEFINITIONS
Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.
Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.
Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported. Does not include food service revenue.
Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.
Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.
Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.
Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.
Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.